UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2021 (March 8, 2021)
Two Harbors Investment Corp.
(Exact name of registrant as specified in its charter)

Maryland	001-34506		27-0312904
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

601 Carlson Parkway, Suite 1400	Minnetonka,	MN	55305
(Address of Principal Executive Offices)			(Zip Code)
(612) 453-4100
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Exchange on Which Registered:
Common Stock, par value $0.01 per share	TWO	New York Stock Exchange
8.125% Series A Cumulative Redeemable Preferred Stock	TWO PRA	New York Stock Exchange
7.625% Series B Cumulative Redeemable Preferred Stock	TWO PRB	New York Stock Exchange
7.25% Series C Cumulative Redeemable Preferred Stock	TWO PRC	New York Stock Exchange
7.75% Series D Cumulative Redeemable Preferred Stock	TWO PRD	New York Stock Exchange
7.50% Series E Cumulative Redeemable Preferred Stock	TWO PRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01 Regulation FD Disclosure.

An investor presentation providing a business overview of Two Harbors Investment Corp. (the "Company") is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additionally, on March 8, 2021, one of the Company’s subservicers informed the Company that a third party vendor, Accellion, used by the subservicer experienced an information security breach. As a consequence of that breach, the personally identifiable information of certain mortgage loan borrowers underlying the Company’s mortgage servicing rights portfolio was accessed by an unauthorized third party. The subservicer is in the process of notifying all impacted individuals in accordance with state and federal regulations and will offer those individuals impacted free credit monitoring services for an extended period of time. The subservicer has represented to the Company that the breach does not have a material impact on its ability to perform under its contract with the Company. The breach did not have an operational impact on the Company’s systems or network environment.

The information in this Current Report, including Exhibit 99.1 attached hereto, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for any other purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing of the registrant under the Securities Act of 1933 or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings (unless the registrant specifically states that the information or exhibit in this Item 7.01 is incorporated by reference).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Fourth Quarter 2020 Investor Presentation
104	Cover Page Interactive Data File, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWO HARBORS INVESTMENT CORP.

	By:	/s/ REBECCA B. SANDBERG
Rebecca B. Sandberg
General Counsel and Secretary

Date: March 10, 2021